UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 26, 2001
                                                         --------------


                         WORLDPORT COMMUNICATIONS, INC.

                         ------------------------------

             (Exact name of registrant as specified in its charter)




          Delaware                       000-25015               84-1127336
          --------                       ---------               ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


                 975 Weiland Road, Buffalo Grove, Illinois 60089

                 -----------------------------------------------

               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (847) 229-8200
                                                           --------------


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Item 5.           Other Events.
                  ------------

                  On April 26, 2001, a wholly-owned subsidiary of WorldPort Communications, Inc. (the "Registrant") acquired all of the outstanding stock of hostmark entities in the U.K., Sweden and Germany. The press release of the Registrant dated as of April 26, 2001 regarding the acquisition is attached as
Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(c)      Exhibits.
         --------

99.1     Press Release of WorldPort Communications, Inc. dated as of April 26,
         2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WORLDPORT COMMUNICATIONS, INC.
                                              (Registrant)


Dated:  April 26, 2001                        By:   /s/ John T. Hanson
                                                    ----------------------------
                                                    John T. Hanson
                                                    Chief Financial Officer